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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 30, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S15)


              Credit Suisse First Boston Mortgage Securities Corp
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             (Exact name of registrant as specified in its charter)

          DELWARE                   333-61840                13-3320910
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(State or Other Jurisdiction       (Commission               (I.R.S. Employer
of Incorporation)                  File Number)              Identification No.)


11 Madison Avenue, New York, New York                            10010
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(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is: (212) 538-3000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                  1. Pooling and Servicing Agreement, dated as of July 1, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, The Chase Manhattan Bank, as trustee, Vesta Servicing, L.P. as special servicer and Wilshire Credit Corporation, as servicer




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 CREDIT SUISSE FIRST BOSTON
                                                 MORTGAGE SECURITIES CORP.,


                                        By:        /s/ Helaine Hebble
                                                   -----------------------------
                                        Name:      Helaine Hebble
                                        Title:     Senior Vice President


Dated:  August 15, 2001






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                                     EXHIBIT